FS ENERGY & POWER FUND

A Business Development Company



# An Alternative Investment in U.S. Energy and Power

## Offering Size: 150,000,000 Common Shares

**Current offering price of $10.50 per share***
**Current annualized yield 6.16%****

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**FS Energy and Power Fund (FSEP)** provides investors access to U.S. private debt and equity investments in the energy and power industry through a publicly registered Business Development Company (BDC).

**The Fund's investment objectives are to generate current income and long-term capital appreciation.**

The Fund is managed by FS Investment Advisor LLC and sub-advised by GSO Capital Partners LP.***

For more information or to request a prospectus, please call our Sales Desk at **855-871-3437** or visit **www.fsenergyandpowerfund.com/income**.

Sample portfolio holdings as of 9/30/12 include:****

Chesapeake Energy | Willbros | nrg | crestwood energy | Chaparral Energy

FRANKLIN SQUARE CAPITAL PARTNERS

FS² Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
Toll free 877-372-9880 | Distributed by FS² Capital Partners, LLC | Member FINRA/SIPC
Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

* Offering price is as of 2/1/2013 and is subject to change as described in the prospectus.

** The current yield represents the annualized, semi-monthly distribution rate based on an offering price of $10.50 per share as of February 1, 2013. This is prior to any deductions of selling commissions or dealer manager fees. To date, this yield has not included any distributions paid from offering proceeds or borrowings. If distributions are paid from offering proceeds or borrowings, a portion of FSEP's distributions to stock holders may be deemed a return of capital due to the nature of certain distributions received by FSEP.

*** FSEP is managed by FS Investment Advisor LLC, a registered investment adviser and affiliate of FSEP. FS Investment Advisor LLC has engaged GSO Capital Partners LP to act as FSEP's sub-adviser.

**** Holdings as a percentage of total portfolio: Chesapeake Energy – 7.7%, Willbros Group – 7%, NRG – 2.6%, Crestwood Energy – 4.8%, Chaparral Energy – 1.9%

**Investors should carefully consider the information contained in FSEP's prospectus before investing, including FSEP's investment objectives, risks, charges and expenses. To receive a prospectus, contact your financial advisor. Alternatively, a copy of the prospectus is available free of charge by contacting FS² Capital Partners.**

Investing in FSEP may be considered speculative and involve a high level of risk, including a substantial loss of investment. The fund invests in securities rated below investment grade, also referred to as "junk." These types of securities are speculative with respect to the issuer's capacity to pay interest and repay principal. They may be difficult to value and have limited liquidity. An investor should not expect to be able to sell all shares of the fund at any time. The fund offers a share repurchase program. The fund does not intend to list shares on any securities exchange during the offering period and a secondary market is not expected to develop. Only a limited number of shares will be eligible for repurchase and an investor should understand that they will not have access to their investment for an indefinite period of time. An investment in the fund is not suitable if the investor will need access to the money invested.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. A prospectus relating to the securities of FSEP and containing this and other information about FSEP has been filed with the Department of Law of the State of New York and the Securities and Exchange Commission. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.